NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-T

Supplement No. 4 dated August 23, 2017 to the

Prospectus dated March 27, 2017

This Supplement No. 4 (this “Supplement”) contains information which amends, supplements or modifies certain information contained in the Prospectus of NorthStar Real Estate Capital Income Fund-T (the “Trust”), dated March 27, 2017, as supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this Supplement shall have the meanings ascribed to them in the Prospectus unless the context otherwise requires. The Purpose of this Supplement is to disclose revisions to the fee table.

You should carefully consider the “Risk Factors” beginning on page 60 of the Prospectus before you decide to invest in the Trust’s common shares.

Summary of Fees and Expenses Updates

This Supplement supplements and amends the section of the Prospectus entitled “Summary of Fees and Expenses” on pages 26 - 28 by replacing the section in its entirety with the following:

SUMMARY OF FEES AND EXPENSES

The following table illustrates the aggregate fees and expenses, as a percentage of the average net assets attributable to Shares, that the Trust and the Master Fund expect to incur and that Shareholders can expect to bear directly or indirectly. As investors in the Trust, Shareholders will indirectly bear all fees or expenses paid for by the Trust or the Master Fund. Because the Trust has a limited operating history, many of these expenses are estimates. The Trust does not directly pay a management fee with respect to any period during which the only investment securities held by the Trust are those of the Master Fund. As a result, as long as the Trust continues to invest in the Master Fund as part of a master-feeder arrangement, Shareholders will incur a single fee for management services provided by the Advisor to the Trust and the Master Fund.

SHAREHOLDER TRANSACTION EXPENSES (as a percentage of the initial offering price for the Shares)
Sales load(1)	4.00%
Offering expenses(2)	0.96%
Total shareholder transaction expenses(3)	4.96%
ANNUAL EXPENSES (as a percentage of the average net assets attributable to Shares)(3)
Management fee(4)	1.25%
Incentive fees(5)	0.00%
Interest payments on borrowed funds(6)	0.30%
Distribution and servicing fee(7)	1.00%
Acquired Fund Fees and Expenses(8)	0.00%
Other expenses(9)	0.80%
Total annual fund expenses	3.35%

(1)	As a percentage of the Trust’s Offering Price per Share.“Sales load” includes selling commissions and/or dealer manager fees of up to 4%, in the aggregate, of the Trust’s Offering Price per Share. In no event will the aggregate selling commissions, dealer manager fees and distribution and servicing fees (which are described further in note 7 below) exceed 8.0% of the aggregate gross proceeds raised in this offering. See “Plan of Distribution — Compensation of the Distributor and Selected Broker Dealers.”

(2)	Amount reflects estimated offering expenses to be paid by the Trust of up to $1.0 million if the Trust raises $100.0 million in aggregate proceeds in this offering exclusive of selling commissions and dealer manager fees, during the following twelve months. The offering expenses consist of costs incurred by the Advisor and its affiliates and others on the Trust’s behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between the Trust’s systems and those of the Distributor, NorthStar Securities and the broker-dealers authorized to sell Shares (the “Selected Broker Dealers”), all of whom are or will be members of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or other properly licensed agents. Other such costs also include marketing expenses, salaries and direct expenses of the Advisor’s and its affiliates’ employees and others while engaged in registering and marketing the Shares, which will include development of marketing materials and marketing presentations and training and educational meetings and generally coordinating the marketing process for the Trust. Any reimbursements for any such costs will not exceed actual expenses incurred by the Advisor and its affiliates. The Advisor is responsible for the payment of the Trust’s cumulative organization and offering expenses (other than selling commissions and dealer manager fees) to the extent they exceed 1.0% of the aggregate proceeds raised in this offering, exclusive of selling commissions and dealer manager fees, without recourse against or reimbursement by the Trust.

(3)	Amount assumes that the Trust raises $100.0 million of proceeds in this offering during the following twelve months and uses $95.04 million of such proceeds (net of sales load and organization and offering expenses) to purchase Master Fund Shares, that the Master Fund’s average net assets during such period equal one-half of the net offering proceeds, or $47.52 million, and that the Master Fund borrows funds equal to 33.75% of its average net assets during such period, or $16.04 million. Actual expenses will depend on the number of Shares sold and the amount of leverage the Master Fund employs. For example, if the Trust were to raise proceeds significantly less than $100 million over the next twelve months, the annual expenses as a percentage of average net assets attributable to Shares would be significantly higher. There can be no assurance that the Trust will raise $100.0 million of proceeds in this offering during the following twelve months.

(4)	This Management Fee is paid to the Advisor at the Master Fund level. The Management Fee is calculated and payable quarterly in arrears at the annual rate of 1.25% of the Master Fund’s average daily net assets during such period.

(5)	The Incentive Fee is paid to the Advisor at the Master Fund level. The Master Fund anticipates that it may have interest income that could result in the payment of an Incentive Fee to the Advisor during certain periods. However, the Incentive Fee is based on the Master Fund’s performance and will not be paid unless the Master Fund achieves certain performance targets. The Master Fund expects the Incentive Fee the Master Fund pays to increase to the extent the Master Fund earns greater interest income through its investments with respect to real estate. The Incentive Fee is calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a quarterly hurdle rate, expressed as a rate of return on the Master Fund’s adjusted capital, at the beginning of the most recently completed quarter, equal to 1.50% per quarter, subject to a “catch-up” feature. The “catch-up” feature entitles the Advisor to 100% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds the quarterly hurdle rate but is less than or equal to 1.715% in any calendar quarter. This portion of the Incentive Fee is referred to as the “catch-up” and is intended to provide the Advisor with an incentive fee of 12.5% on all of the Master Fund’s pre-incentive fee net investment income when the Master Fund’s pre-incentive fee net investment income reaches 1.715% in any calendar quarter; 12.5% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds 1.715% in any calendar quarter is payable to the Advisor once the hurdle rate is reached and the catch-up is achieved (12.5% of all the Master Fund’s pre-incentive fee net investment income thereafter is allocated to the Advisor). There is no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle and there is no delay of payment if prior quarters are below the quarterly hurdle. See “Management and Incentive Fees” for a full explanation of how the Incentive Fee is calculated. The amount in the table assumes that the Incentive Fee will be 0.00% of the Master Fund’s average net assets. The Master Fund did not accrue an Incentive Fee during the year ending December 31, 2016 and the six months ended June 30, 2017.

(6)	Although it is permitted to do so, the Trust does not expect to borrow funds, but the Master Fund may borrow funds to make investments. To the extent that the Master Fund determines it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by Shareholders through the Trust’s ownership of Master Fund Shares. The figure in the table assumes the Master Fund borrows for investment purposes an amount equal to 33.75% of the Master Fund’s average net assets during such period and that the annual interest rate on the amount borrowed is 1.75% over average borrowed assets, which is based on current market conditions. The Master Fund may use various forms of leverage, which may be subject to different expenses than those assumed above. The Master Fund’s ability to incur leverage during the following twelve months depends, in large part, on the amount of money the Trust is able to raise through the sale of Shares and capital market conditions.

(7)	Beginning in the first month after the completion of the offering, Shares of the Trust will be subject to a distribution and servicing fee at an annualized rate of 1.0% of the NAV per Share to compensate the Distributor, participating broker-dealers, and investment representatives for services and expenses related to the servicing of shareholder accounts and the marketing, sale, and distribution of the Shares. Because the distribution and servicing fee is paid out of Trust assets on a monthly basis, over time this fee will increase the cost of an investment in the Trust. See “Summary of Terms — Sales Load.”

(8)	Shareholders indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Master Fund (and, indirectly by the Trust) as an investor in PERE Investments and other vehicles that would be deemed investment companies under the 1940 Act but for the exceptions set forth in Sections 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, “Portfolio Funds”). The Trust does not expect that the Master Fund will invest in Portfolio Funds during the following twelve months. If the Master Fund were to invest in Portfolio Funds in the future, it will limit its investments in Portfolio Funds to no more than 15% of its aggregate net assets.

(9)	Other expenses include accounting, administration, bookkeeping and pricing fees, legal and auditing fees of the Trust and the Master Fund, as well as the reimbursement of the compensation (which may include, but is not limited to salary, benefits, bonus and incentive compensation, if any) of the Trust’s and the Master Fund’s chief compliance officer, chief financial officer and other administrative personnel and fees payable to the trustees of the Board or the Master Fund Board who do not also serve in an executive officer capacity for the Trust, the Master Fund or the Advisor. In addition, the Trust will indirectly bear its pro rata portion of organization and offering costs incurred by the Master Fund based on its ownership of Master Fund Shares; however, it is expected that organization and offering costs at the Master Fund level will be de minimis because no Master Fund Shares are being offered to the public. The amount presented in the table estimates the amounts the Trust and the Master Fund expect to pay during the twelve months following the commencement of the Master Fund’s operations, assuming the Trust raises $95.04 million of proceeds (net of sales load and organization and offering expenses), and does not include preferred pricing arrangements the Trust and the Master Fund may receive from certain parties as newly-formed entities.

Example:

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in the Shares. In calculating the following expense amounts, the Trust has assumed its direct and indirect annual operating expenses would remain at the percentage levels set forth in the table above. The example assumes that an investor would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:

1 Year	3 Years	5 Years	10 Years
$72	$129	$179	$315

The example and the expenses in the tables above should not be considered a representation of the Trust’s future expenses, and actual expenses may be greater or less than those shown. Since the example assumes a 5.0% annual return, as required by the SEC, no incentive fee would be accrued or payable in the example. The Trust’s actual performance will vary and may result in a return greater or less than 5.0%. In addition, the example assumes reinvestment of all distributions pursuant to the DRP. For a more complete description of the various fees and expenses borne directly and indirectly by the Trust, see “Trust and Master Fund Expenses,” “Management and Incentive Fees” and “Purchases of Shares.”

 Effects of Leverage Updates

 This Supplement supplements and amends the section of the Prospectus entitled “Investment Objectives and Strategies—Borrowing Policy—Effects of Leverage” on page 58 by replacing the section in its entirety with the following:

Effects of Leverage. The following table illustrates the effect of leverage on the Master Fund Shares, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Master Fund’s portfolio) of  -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Master Fund. See “Risk Factors — Risks Related to the Master Fund’s Financing Strategy — The Master Fund may use leverage in connection with its investments, which may increase the risk of loss associated with its investments.”

The table further reflects the issuance of leverage representing approximately 15.0% of the Master Fund’s total assets, and the Master Fund’s currently projected annual interest rate on its leverage of 1.75%.

Assumed Portfolio Total Return	-10%	-5%	0%	5%	10%
Master Fund Share Total Return	-12.07%	-6.19%	-0.31%	5.57%	11.46%

Master Fund Common Share Total Return is composed of two elements: Master Fund Share distributions paid by the Master Fund (the amount of which is largely determined by the net investment income of the Master Fund after paying interest on its leverage) and gains or losses on the value of the securities the Master Fund owns. As required by SEC rules, the table above assumes that the Master Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Master Fund must assume that the distributions it receives from its investments are entirely offset by losses in the value of those investments.

Investment Limitations Updates

This Supplement amends the section of the Prospectus entitled "Investment Objectives and Strategies—Investment Limitations" on page 59 by removing the section in its entirety.

5